UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2012

GENOMIC HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51541	77-0552594
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

301 Penobscot Drive, Redwood City, California	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 556-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On August 8, 2012, Genomic Health, Inc. issued a press release announcing financial results for its second fiscal quarter ended June 30, 2012.  The full text of the press release is furnished as Exhibit 99.1.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On August 8, 2012, Randal W. Scott, Ph. D., resigned as a member of the Board of Directors of Genomic Health, Inc. (the “Company”) and as Chief Executive Officer of InVitae Corporation (“InVitae”), a wholly-owned subsidiary of the Company, to become the Chairman of the Board and Chief Executive Officer of Locus Development, Inc. (“Locus”), a privately-held genetics company. The Company holds a minority equity interest in Locus and has transferred substantially all of the assets of InVitae to Locus in connection with the Company’s additional investment in Locus closed on the same date.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1         Press release issued by Genomic Health, Inc. dated August 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2012

GENOMIC HEALTH, INC.

By	/s/ Dean L. Schorno
Name: Dean L. Schorno
Title: Chief Financial Officer

GENOMIC HEALTH, INC.
EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Genomic Health, Inc. dated August 8, 2012